UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 15, 2023
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068-0001 (202) 872-2000

001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702-5440 (202) 872-2000

001-03559	ATLANTIC CITY ELECTRIC COMPANY	21-0398280
(a New Jersey corporation) 500 North Wakefield Drive Newark, Delaware 19702-5440 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On March 15, 2023, Atlantic City Electric Company (ACE), Delmarva Power & Light Company (DPL) and Potomac Electric Power Company (Pepco) each entered into a Bond Purchase Agreement (the ACE Purchase Agreement, DPL Purchase Agreement and Pepco Purchase Agreement, respectively) with certain institutional investors. See Item 2.03 below for a description of the bonds issued by ACE pursuant to the ACE Purchase Agreement, by DPL pursuant to the DPL Purchase Agreement, and by Pepco pursuant to the Pepco Purchase Agreement on March 15, 2023.

Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant

ACE Bonds

On March 15, 2023, ACE entered into the ACE Purchase Agreement for the offer and sale of $75 million aggregate principal amount of its First Mortgage Bonds, 5.57% Series due March 15, 2053 (the ACE Bonds).

The ACE Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the ACE Bonds occurred on March 15, 2023. ACE intends to apply the proceeds of the sale of the ACE Bonds to repay existing indebtedness and for general corporate purposes.

The ACE Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of January 15, 1937, from ACE to The Bank of New York Mellon (formerly Irving Trust Company), as successor trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2023 (the ACE Supplemental Indenture), establishing the terms of the ACE Bonds. A copy of the ACE Supplemental Indenture is filed herewith as Exhibit 4.2.

DPL Bonds

On March 15, 2023, DPL entered into the DPL Purchase Agreement for the offer and sale of (i) $60 million aggregate principal amount of its First Mortgage Bonds, 5.30% Series due March 15, 2033 (the Initial 2033 DPL Bonds), (ii) $340 million aggregate principal amount of its First Mortgage Bonds, 5.45% Series due November 8, 2033 (the Additional 2033 DPL Bonds), (iii) $75 million aggregate principal amount of its First Mortgage Bonds, 5.55% Series due November 8, 2038 (the Additional 2038 DPL Bonds), (iv) $65 million aggregate principal amount of its First Mortgage Bonds, 5.57% Series due March 15, 2053 (the Initial 2053 DPL Bonds, and together with the Initial 2033 DPL Bonds, the Initial DPL Bonds) and (v) $110 million aggregate principal amount of its First Mortgage Bonds, 5.72% Series due November 8, 2053 (the Additional 2053 DPL Bonds, and collectively with the Additional 2033 DPL and Additional 2038 DPL Bonds, the Additional DPL Bonds). The form of the Initial DPL Bonds is filed herewith as Exhibit 4.3. The closing of the sale and issuance of the Additional DPL Bonds is expected to occur in November 2023.

The Initial DPL Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the Initial DPL Bonds occurred on March 15, 2023. DPL intends to apply the proceeds of the sale of the Initial DPL Bonds to repay existing indebtedness and for general corporate purposes.

The Initial DPL Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of October 1, 1943, from DPL to The Bank of New York Mellon (formerly The New York Trust Company) as successor trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2023 (the DPL Supplemental Indenture), establishing the terms of the Initial DPL Bonds. A copy of the DPL Supplemental Indenture is filed herewith as Exhibit 4.4.

Pepco Bonds

On March 15, 2023, Pepco entered into the Pepco Purchase Agreement for the offer and sale of (i) $85 million aggregate principal amount of its First Mortgage Bonds, 5.30% Series due March 15, 2033 (the Initial 2033 Pepco Bonds), (ii) $100 million aggregate principal amount of its First Mortgage Bonds, 5.35% Series due September 13, 2033 (the Additional 2033 Pepco Bonds), (iii) $40 million aggregate principal amount of its First Mortgage Bonds, 5.40% Series due March 15, 2038 (the Initial 2038 Pepco Bonds) and (iv) $125 million aggregate principal amount of its First Mortgage Bonds, 5.57% Series due March 15, 2053 (the Initial 2053 Pepco Bonds, and together with the Initial 2033 Pepco Bonds and the Initial 2038 Pepco Bonds, the Initial Pepco Bonds).

The form of the Initial Pepco Bonds is filed herewith as Exhibit 4.5. The closing of the sale and issuance of the Additional 2033 Pepco Bonds is expected to occur in September 2023.

The Initial Pepco Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the Initial Pepco Bonds occurred on March 15, 2023. Pepco intends to apply the proceeds of the sale of the Initial Pepco Bonds to repay existing indebtedness and for general corporate purposes.

The Initial Pepco Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of July 1, 1936, from Pepco to the Mortgage Trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2023 (the Pepco Supplemental Indenture), establishing the terms of the Initial Pepco Bonds. A copy of the Pepco Supplemental Indenture is filed herewith as Exhibit 4.6.

Mizuho Securities USA LLC and Scotia Capital (USA) Inc. acted as joint lead placement agents in connection with the proposed issuance, offering and sale by ACE of the ACE Bonds, by DPL of the DPL Bonds and by Pepco of the Pepco Bonds.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Purchase Agreement, dated March 15, 2023 among ACE and the purchasers signatory thereto
1.2	Purchase Agreement, dated March 15, 2023 among DPL and the purchasers signatory thereto
1.3	Purchase Agreement, dated March 15, 2023 among Pepco and the purchasers signatory thereto
4.1	Form of ACE Bonds, 5.57% Series due March 15, 2053 (included in Exhibit 4.2)
4.2	ACE Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2023
4.3	Form of Initial DPL Bonds, 5.30% Series due March 15, 2033 and 5.57% Series due March 15, 2053 (included in Exhibit 4.4)
4.4	DPL Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2023
4.5	Form of Initial Pepco Bonds, 5.30% Series due March 15, 2033, 5.40% Series due March 15, 2038, and 5.57% Series due March 15, 2053 (included in Exhibit 4.6)
4.6	Pepco Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2023
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Potomac Electric Power Company, Delmarva Power & Light Company and Atlantic City Electric Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein as well as the items discussed in (1) the Registrants' 2022 Annual Report on Form 10-K (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies and (2) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. The Registrants undertake no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTOMAC ELECTRIC POWER COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Potomac Electric Power Company

DELMARVA POWER & LIGHT COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Delmarva Power & Light Company

ATLANTIC CITY ELECTRIC COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Atlantic City Electric Company
March 15, 2023

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated March 15, 2023 among ACE and the purchasers signatory thereto
1.2	Purchase Agreement, dated March 15, 2023 among DPL and the purchasers signatory thereto
1.3	Purchase Agreement, dated March 15, 2023 among Pepco and the purchasers signatory thereto
4.1	Form of ACE Bonds, 5.57% Series due March 15, 2053 (included in Exhibit 4.2)
4.2	ACE Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2023
4.3	Form of Initial DPL Bonds, 5.30% Series due March 15, 2033 and 5.57% Series due March 15, 2053 (included in Exhibit 4.4)
4.4	DPL Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2023
4.5	Form of Initial Pepco Bonds, 5.30% Series due March 15, 2033, 5.40% Series due March 15, 2038, and 5.57% Series due March 15, 2053 (included in Exhibit 4.6)
4.6	Pepco Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2023
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.